UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 2, 2018

Infrastructure and Energy Alternatives, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-37796	47-4787177
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6325 Digital Way Suite 460 Indianapolis, Indiana	46278
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (765) 828-2580

None.
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Explanatory Note

Infrastructure and Energy Alternatives, Inc. (the "Company") is filing this Amendment No. 1 to its Current Report on Form 8-K, originally filed with the Securities and Exchange Commission ("the Commission") on November 2, 2018 (the "Original Report"). This Form 8-K/A is being filed in order to provide the historical financial statements as required by Item 9.01(a) of Form 8-K and the pro forma financial information required by Item 9.01(b).

Item 2.01 Completion of Acquisition or Disposition of Assets.

On November 2, 2018, the Company filed the Original Report reporting the completion of the previously announced acquisition by the Company’s indirect, wholly-owned subsidiary, IEA Energy Services LLC (“IEA”) of William Charles Construction Group, including Ragnar Benson (“William Charles”), pursuant to the terms of the Equity Purchase Agreement, dated October 12, 2018 (the “Agreement”), by and among IEA, William Charles and the owners thereof.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The audited combined financial statements of William Charles, Ltd. and William Charles Purchasing, Inc. as of December 31, 2017 and 2016 and for the three years ended December 31, 2017, 2016 and 2015 are filed as Exhibit 99.1 and incorporated by reference herein.

The unaudited combined financial statements of William Charles, Ltd. and William Charles Purchasing, Inc. as of June 30, 2018 and December 31, 2017 and for the six months ended June 30, 2018 and 2017, are filed as Exhibit 99.2 and incorporated by reference herein.

(b) Pro Forma Financial Information.

The unaudited combined pro forma financial information and explanatory notes as of and for the six months ended June 30, 2018 and for the year ended December 31, 2017 are attached as Exhibit 99.3 and are incorporated herein by reference. The unaudited pro forma financial information includes financial information in respect of the Company's previously consummated acquisition of CCS.

(d) Exhibits

Exhibit Number	Description
23.1	Consent of RSM US LLP.
99.1	Audited combined financial statements of William Charles, Ltd. and William Charles Purchasing, Inc. as of December 31, 2017 and 2016 and for the years ended December 31, 2017, 2016 and 2015.
99.2	Unaudited combined financial statements of William Charles, Ltd. and William Charles Purchasing, Inc. as of June 30, 2018 and December 31, 2017 and for the six months ended June 30, 2018 and 2017.
99.3	Unaudited pro forma financial information as of June 30, 2018 and for the six months ended June 30, 2018 and year ended December 31, 2017.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 7, 2018

INFRASTRUCTURE AND ENERGY ALTERNATIVES, INC.

	By:	/s/ Andrew D. Layman
Name: Andrew D. Layman
Title: Chief Financial Officer